First Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Forward-Looking Statements
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation
Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and industry and economic outlook. Important factors that could cause actual results to differ materially from those indicated by such statements are set forth under the heading “Risk Factors” in
Kadant’s annual report on Form 10-K for the period ended January 1, 2011. These include risks and uncertainties relating to our dependence on the pulp and paper industry;
significance of sales and operation of manufacturing facilities in China; our ability to expand capacity in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions;
our debt obligations; restrictions in our credit agreement; litigation and warranty costs related to our discontinued operation; our acquisition strategy; protection of patents and proprietary rights; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, adjusted operating income, earnings before interest, taxes, depreciation, and amortization
(EBITDA), and adjusted EBITDA.
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2011 first quarter earnings press release issued April 27, 2011, which is available in the Investors section of our website at www.kadant.com under the heading Investors News.

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Financial Classifications
All geographic revenues and bookings data are attributed to regions based on selling locations. For North America and China, this also approximates revenues and bookings based on where the equipment is shipped to and installed. Our European geographic data, however, includes revenues and bookings that may be shipped to and installed outside
Europe, including South America, Africa, the Middle East, and certain countries in Asia
(excluding China).
Prior period amounts for Parts and Consumables revenues and bookings have been reclassified to include amounts from our “other” category within the Papermaking Systems segment and Fiber-based products.
Our Accessories product line is now being reported as Doctoring.

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Business Review
Jonathan W. Painter
President & CEO

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Q1 2011 Financial Highlights: Revenues
• $71.7 million, up 17% compared to Q1 2010
• All product lines saw increases compared to Q1 2010
 – Stock-Preparation up 31%
 – Fluid-Handling up 13%
 – Doctoring up 13%
 – Water-Management up 5%
 – Fiber-based Products up 14%
• All product lines except Stock-Preparation were up
 sequentially over Q4 2010

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Financial Highlights
     Q1 2011  Q1 2010
Revenues   $71.7 million  $61.1 million
Gross margins   47.6%   44.0%
Diluted EPS   $0.47   $0.29
Adjusted EBITDA  $10.2 million  $6.0 million
Adjusted EBITDA/Sales 14%   10%

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Q1 2011 Financial Highlights: Bookings
• $84.3 million, up 20% compared to Q1 2010
• Q1 booking performance
 – Stock-Preparation up 37%
 – Fluid-Handling up 15%
 – Water-Management up 15%
 – Doctoring up 4%
 – Fiber-based Products up 25%

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
US$ (millions)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Other
Fiber-based Products
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Quarterly Bookings Trend

US$ (millions)
$60
$50
$40
$30
$20
$10
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Capital Bookings

$60
$50
$40
$30
$20
$10
$0
US$ (millions)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Other
Fiber-based Products
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Parts and Consumables Bookings

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Market Review

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
North America Paper Industry Trends
• Q1 operating rates remained high in Containerboard
• Printing & Writing grades continue to be under pressure
• Rising energy, freight, and fiber cost
• Capital spending up from 2010, energy-driven projects
 high on project list

US$ (millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Other
Fiber-based Products
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation
KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
North America Bookings
$42.4 million, up 16% compared to Q1 2010

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Highlighted Q1 North America Bookings
• OCC system upgrade for
 containerboard producer in the
 Southeastern U.S.
• Steam system rebuild for
 packaging producer in Ontario,
 Canada
• Multiple doctor systems sold to
 a leading U.S. steel producer in
 the Midwest

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Europe Paper Industry Trends
• Containerboard inventories remained at historically low levels
• Pricing remains relatively high
• Demand for packaging grades still strong, but could weaken if industrial production or exports soften
• Operating rates expected to be negatively impacted by
 proactive supply side management

US$ (millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
European Bookings
$22.7 million, down 9% compared to Q1 2010

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Highlighted Q1 European Bookings
• Creping blade holders order for six
 tissue machines from a Europe-
 based OEM
• Steam system and related drying
 hardware for a corrugated board
 machine in Finland
• Dryer system rebuild and drying
 equipment for a corrugated board
 mill in Ukraine

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
China Paper Industry Trends
• Price movements are mixed due to oversupply and input costs
• Demand has weakened, but outlook remains relatively strong
• Machine start-ups being “strategically” delayed by a few months
• Capacity additions continue to be announced

US$ (millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Water-Management
Doctoring
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
China Bookings
$16.3 million, up 146% compared to Q1 2010

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Highlighted Q1 China Bookings
• Eight stock prep systems orders from
 China with a combined value of $11.5
 million for OCC and approach flow
 equipment
• Drying and showering equipment for five
 new paper machines from China-based
 paper machine OEM
• 13 doctor systems for a boxboard
 producer in Jiangsu Province in
 eastern China

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Guidance for Continuing Operations
• FY 2011 revenues of $315 to $325 million
• FY 2011 GAAP diluted EPS of $2.15 to $2.25
• Q2 2011 revenues of $78 to $80 million
• Q2 2011 GAAP diluted EPS of $0.54 to $0.56

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Financial Review
Thomas M. O’Brien
Executive Vice President and
Chief Financial Officer

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
1Q11 Revenues Summary
• Consolidated Revenues = $71.7 million
 – 17% increase vs. 1Q10
 – Includes 2% favorable foreign currency translation
• Revenue Guidance = $71 to $73 million
 – Higher Doctoring, Fiber-based Products and Fluid-Handling revenues
 – Lower Stock-Preparation and Water-Management revenues

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
1Q11 and 1Q10 Revenues by Product Line
* Percent change excluding the effect of currency translation
			% Change
			Qtr to	Excl.
($ Millions)	1Q11	1Q10	Qtr	FX*
Stock-Preparation	$ 23.3	$ 17.8	31%	30%

Doctoring	14.1	12.5	13%	11%
Water-Management	6.8	6.5	5%	3%
Other	0.7	0.6	8%	2%
Papermaking Systems Segment	67.5	57.5	18%	16%
Fiber-based Products	4.2	3.6	14%	14%
Total	$ 71.7	$ 61.1	17%	16%

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
1Q11 and 4Q10 Revenues by Product Line
* Percent change excluding the effect of currency translation
			% Change
			Qtr to	Excl.
($ Millions)	1Q11	4Q10	Qtr	FX*
Stock-Preparation	$ 23.3	$ 28.9	-19%	-19%

Doctoring	14.1	13.8	2%	1%
Water-Management	6.8	6.6	4%	3%
Other	0.7	0.6	16%	13%
Papermaking Systems Segment	67.5	71.5	-6%	-6%
Fiber-based Products	4.2	1.8	136%	136%
Total	$ 71.7	$ 73.3	-2%	-3%

South America	1.6	2.3	1.1	-32%	45%	35%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Revenues by Geography
(Papermaking Systems Segment Only)
* Percent change excluding the effect of currency translation
				% Change
						Excl.
						FX*
($ Millions)	1Q11	4Q10	1Q10	4Q10	1Q10	1Q10
North America	$ 35.1	$ 33.4	$ 29.7	5%	18%	17%
Europe	21.2	23.0	21.0	-8%	1%	1%
China	8.8	12.3	5.4	-29%	64%	56%

Australia	0.8	0.5	0.3	71%	122%	99%
Total	$ 67.5	$ 71.5	$ 57.5	-6%	18%	16%

1Q11

Capital
34%
P&C
66%

4Q10

Capital
41%
P&C
59%

1Q10

Capital
34%
P&C
66%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Revenue Detail
				% Change
($ Millions)	1Q11	4Q10	1Q10	4Q10	1Q10
Parts & Consumables	$ 47.3	$ 43.0	$ 40.1	10%	18%
Capital	24.4	30.3	21.0	-19%	17%
Total	$ 71.7	$ 73.3	$ 61.1	-2%	17%

48%
46%
44%
42%
40%
38%
36%
37.9%
41.5%
40.8%
41.3%
44.0%
45.1%
44.1%
42.4%
47.6%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Gross Margin Percentages
				% Point
				Change
Quarter	1Q11	4Q10	1Q10	4Q10	1Q10
Papermaking Systems Segment	47.4	42.4	43.5	5.0%	3.9%
Fiber-based Products	50.8	41.8	50.7	9.0%	0.1%
Total	47.6	42.4	44.0	5.2%	3.6%

40%
38%
36%
34%
32%
30%
34.2%
38.4%
36.4%
35.6%
34.6%
32.8%
33.8%
31.3%
34.1%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

KĀDANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
SG&A
Quarter				Change
($ Millions)	1Q11	4Q10	1Q10	4Q10	1Q10
SG&A	$ 24.5	$ 22.9	$ 21.1	$ 1.6	$ 3.4
% Revenues	34.1%	31.3%	34.6%	2.8%	-0.5%

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.29
$0.31
$0.17
($0.22)
($0.02)
$0.01
($0.07)
$0.47
Reported 1Q10
Volume
GM%
Operating Costs
Restructuring Costs
Net Interest Expense
Effective Tax Rate
Reported 1Q11

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
1Q11 to 1Q10 Diluted EPS

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Cash Flow
($ Millions)	1Q11	1Q10
Income from Continuing Operations	$ 5.9	$ 3.6
Depreciation and Amortization	1.9	1.6
Stock-Based Compensation	0.8	0.5
Other Items	0.5	(0.7)
Change in Current Assets &
Liabilities, Excluding Acquisitions	(8.7)	(5.6)
Cash from Continuing Operations	$ 0.4	$ (0.6)

Working Capital % LTM Revenues * 12.0% 9.1% 13.1%

Days in Receivables
Days in Inventory
Days in Payables
140
120
100
80
60
40
20
113
135
115
103
102
96
101
90
112
65
84
75
63
67
57
65
62
68
38
45
45
48
58
52
51
51
62
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

* Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Key Working Capital Metrics
($ Millions)	1Q11	4Q10	1Q10
Days in Receivables	68	62	67
Days in Payables	62	51	58
Days in Inventory	112	90	102

$40
$30
$20
$10
$0
($10)
$(7.3)
$(2.3)
$10.7
$22.4
$20.5
$24.2
$26.6
$39.1
$40.0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

*Includes cash, cash equivalents, and restricted cash.

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Cash and Debt
($ Millions)	1Q11	4Q10	1Q10
Cash *	$ 57.6	$ 61.8	$ 43.6
Debt	(17.6)	(22.7)	(23.1)
Net Cash	$ 40.0	$ 39.1	$ 20.5

Debt/EBITDA *
2.50
2.00
1.50
1.00
0.50
0.00
1.8
1.6
2.2
2.3
1.6
1.0
0.8
0.6
0.4
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Leverage Ratio
* Calculated by adding or subtracting certain items, as defined in our Credit Facility, from Adjusted EBITDA reported externally.

© 2011 Kadant Inc. KAI 1Q11 Business Review - April 28, 2011
Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
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First Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO